UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

CONQUEST PETROLEUM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

June 15, 2011

To Our Conquest Petroleum Incorporated Shareholders

You are cordially invited to attend an Annual Shareholders Meeting of Conquest Petroleum Incorporated, a Texas corporation (the “Company”), which will be held at 2:00 p.m. on Tuesday July 5, 2011 at the offices of Conquest Petroleum Incorporated located at 13131 Champions Drive, Suite 205, Houston, Texas 77069. At this meeting, the Board will make a presentation concerning the Company’s operations and plans for the future.  In addition, shareholders will be asked to approve various proposals.

If you are in attendance, you will be able to cast your vote, but the enclosed PROXY (printed in blue) is being sent to you as a holder of Common Stock and/or Preferred Stock and gives you the chance TO VOTE. YOU ARE REQUESTED TO SIGN AND RETURN YOUR PROXY TODAY IN THE ACCOMPANYING SELF ADDRESSED ENVELOPE OR FAX IT TO 281-466-1531. YOUR VOTE IS VERY IMPORTANT AND EVERY VOTE COUNTS, SO PLEASE MAIL OR FAX YOUR PROXY BACK IMMEDIATELY.

Very truly yours,

CONQUEST PETROLEUM INCORPORATED

Robert D. Johnson
Chairman of the Board
Chief Executive Officer

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 5, 2011

To our Shareholders:

Notice is hereby given that a Meeting of Shareholders of Conquest Petroleum Incorporated, a Texas corporation (the “Company”), will be held at the Conquest Petroleum Incorporated offices located at 13131 Champions Drive, Suite 205, Houston, Texas 77069 on July 5, 2011 at 2:00 p.m. for the following purposes:

(I.)	Election of Board of Directors – Robert D. Johnson, Robert C. Johnson, Harvey Pensack, and Ann M. Thomas

(II.)	Approval of M & K CPAS PLLC as the Company’s Independent Auditors

Only Holders of record of Stock of the Company at the close of business on May 31, 2011, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or adjournments thereof.

Shareholders are cordially invited to attend the meeting in person.

By order of the Board of Directors,

Robert D. Johnson
Chairman
Chief Executive Officer

YOUR PROXY IS IMPORTANT.  YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  PROMPT RESPONSES BY SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.  THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE YOUR SHARES IF YOU ARE PRESENT IN PERSON AT THE MEETING.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 5, 2011

SOLICITATION OF PROXIES

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Conquest Petroleum Incorporated, a Texas corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on July 5, 2011, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  It is expected that this Proxy Statement will be mailed to Shareholders of the Company on or before June 17, 2011.

The expense of the solicitation of proxies will be borne by the Company.  In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit proxies from Shareholders, either personally or by telephone.  Officers and employees of the Company will not be specially compensated for their solicitation efforts, but will be reimbursed for any out-of-pocket expenses incurred by them in connection with such solicitation.

REVOCATION OF PROXY

Any Shareholder giving a proxy has the power to revoke it at any time before it is exercised by executing a subsequently dated proxy, by submitting a notice of revocation to the Company, or by attending the Annual Meeting and voting in person.

VOTING SECURITIES OUTSTANDING; QUORUM

At the close of business on May 31, 2011 (the “Record Date”), there were 44,719,189 shares of common stock, par value $.00001 per share, of the Company (the “Common Stock”) outstanding, each of which is entitled to one (1) vote on all matters properly brought before the Annual Meeting, and 545,454 shares of Series A Preferred Stock, par value $.0001 per share (the “Preferred Stock”) outstanding, each of which is entitled to one (1) vote on all matters properly brought before the Annual Meeting.  The presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form, which are properly executed and returned, will be voted at the Annual Meeting in accordance with the instructions thereon.  Any such executed and returned proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows:

ITEM #1	-	FOR the Election of Board of Directors – Robert D. Johnson, Robert C. Johnson, Harvey Pensack, and Ann M. Thomas

ITEM #2	-	FOR the Approval of M & K CPAS PLLC as the Company’s Independent Auditors

The Board knows of no additional matters to be considered at the Meeting, and only the matters described above may be considered.  If, however, other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.  The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the Meeting from time to time.

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531

BOARD OF DIRECTORS

The following persons are currently serving on our Board for the present year:

ROBERT D. JOHNSON, Chairman & CEO, Conquest Petroleum Incorporated

Mr. Johnson joined Conquest Petroleum Incorporated on May 1, 2008 and is a member of the Executive Committee of the Board of Directors. He brings with him over 40 years of experience in the oil and gas sector. Mr. Johnson graduated with a Bachelor of Science Degree in Petroleum Engineering from Louisiana State University in 1969. He joined Amoco Production Company upon leaving school. In 1970, he entered the United States Army and served for nearly two years. He rejoined Amoco in 1971 and rose rapidly through the ranks. His final position was Regional Engineering Manager over 250 engineers. He left Amoco in 1980 and joined Superior Oil Company as Division Drilling Engineering Manager for the Western half of the United States. In 1981, he left Superior and formed Conquest Petroleum Incorporated as the Founder and Chief Executive Officer. After securing funding to acquire 68,000 acres of leases in the Texas State Waters and promoting the acreage on 27 prospects to outside 3rd parties. Conquest had five discoveries, and then he divested the assets and dissolved the company in 1985 due to insufficient product prices. He formed Bannon Energy Incorporated in 1986 with an initial capitalization of $1,000. During the next 10 years, Bannon acquired 12 sets of producing properties and drilled over 284 development wells. He sold the assets of Bannon in 1996 for $38,000,000 and other considerations. Mr. Johnson dissolved Bannon in February of 2001.  From February of 2001 until May of 2008 when he joined the company as President and Chief Operating Officer, he was officially in full retirement.

HARVEY M. PENSACK, Director

Mr. Pensack serves on the Nominating and Executive Committee of the Board of Directors. After graduating Cum Laude from Clarkson University in 1944, with a B.S. Degree in Mechanical Engineering, Mr. Pensack served in the military, finishing as a First Lieutenant in 1946. He spent seven years in the insurance industry earning promotions and supervisory positions but then saw the potential in the young computer industry. In 1953, utilizing his  engineering training and entrepreneurial spirit, he founded Mitronics Inc., an innovative firm and manufacturer of hermetic ceramic to metal seals for the then-fledgling semiconductor industry. Mr. Pensack served as Chairman and CEO of Mitronics, which prospered, and in 1970 was merged into a public corporation to become Varadyne, Inc.  Throughout the 1970s, 1980s and 1990s, Mr. Pensack had an active career as a financial consultant specializing in insurance, business succession planning and estate management. Throughout his career, and quick to recognize potential in many diverse fields, Mr. Pensack has been a private investor who specializes in researching and analyzing potential investment choices with a focus on management personnel and growth opportunity.

ROBERT C. JOHNSON, CFO, Director

Mr. Johnson graduated with a Professional Degree in Petroleum Engineering from the Colorado School of Mines in 1966.  He joined Amoco Production Co. after graduation and advanced through numerous engineering and management positions during his 19+ year tenure.  His final position was as Regional Production Manager in Houston, where he was responsible for the production operations in eight states and the management of 2,800 professionals.  He left Amoco in 1985 and joined Held By Production, Inc (HBP), where as President and COO, he was responsible for managing the oil and gas assets of a private individual with holdings in Texas, Louisiana, Kansas, and Utah.  He formed a $25 million development drilling program while at HBP and served as the managing general partner.  In 1989, Mr. Johnson purchased an old-line manufacturing company in Denver, Colorado (Cyclo Manufacturing Company) and merged a large portion of it into a publicly traded company in 2001.  Mr. Johnson started a mattress manufacturing company in 1999, serving as Chairman and CEO, and sold his controlling interest in 2003.  From 1992 to 1996, Mr. Johnson served on the Board of Bannon Energy Incorporated.  He joined the Board of Directors of Conquest Petroleum Incorporated in November 2008 and assumed the role of CFO in May 2009.

ANN M. THOMAS, Director

Ms. Thomas is President of Killian Capital Group with offices in Texas and New York City. Ms. Thomas began her career as a Management Trainee with Conoco in Houston, TX focused on the oil & gas industry. She later joined Azmi Corporation where she managed the US subsidiary of a Saudi Arabian company, based in Houston, for the purpose of investing in oil & gas reserves in the US. Subsequently, Ms. Thomas joined Solomon Smith Barney where as vice president; she initiated the company’s first institutional energy risk management department, headquartered in New York City. Ms. Thomas later served as Investment Officer for Sedona Industries. In addition to managing a diverse portfolio, an internal fund was created and managed by Killian Capital Corp., a CTA (Commodity Trading Advisor), with Ms. Thomas as President, registered with the CFTC since November 1994. Ms. Thomas joined the Board in September 2009.

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531

PROXY - CONQUEST PETROLEUM INCORPORATED

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON July 5, 2011.

The undersigned hereby (i) acknowledges receipt of the notice dated June 15, 2010 of a 2010 Annual Meeting of Shareholders to be held on Wednesday, July 5, 2011 at the Conquest Petroleum Incorporated offices located at 13131 Champions Drive, Suite 205, Houston, Texas 77069 at 2:00 p.m., and the proxy statement relating thereto and (ii) appoints Robert D. Johnson, with full power of substitution, attorneys and proxies of the undersigned to vote all shares of stock, par value $.00001per share, of Conquest Petroleum Incorporated, a Texas corporation (the “Company” or “Conquest”), which the undersigned is entitled to vote at the Annual Meeting, and at any adjournment thereof, as follows:

I.	PROPOSAL

Election of Board of Directors – Robert D. Johnson, Robert C. Johnson, Harvey Pensack, Ann     M. Thomas

FOR [  ]                                AGAINST [  ]                                           ABSTAIN FROM VOTING ON [  ]

II.	PROPOSAL

Approval of M & K CPAS PLLC as the Company’s Independent Auditors

FOR [  ]                                AGAINST [  ]                                           ABSTAIN FROM VOTING ON [  ]

III.	MISCELLANEOUS

The undersigned directs that this proxy be voted in such manner as the proxies named herein may direct with respect to any other matter that may properly come before the Annual Meeting or any adjournments thereof.

The undersigned hereby revokes any proxies heretofore given to vote or act with respect to the shares of Common Stock and/or Preferred Stock standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting or any adjournment thereof, and hereby ratifies and confirms all that said proxies, their substitutions, or any of them may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MARKED HEREON.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531

BE VOTED FOR PROVIDING DIRECTION TO THE DIRECTORS OF THE COMPANY FOR OPERATION OF COMPANY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONQUEST PETROLEUM INCORPORATED

DATED:  __________________, 2011

SIGNATURE: _____________________________________________________________

PRINTED NAME: __________________________________________________________

SIGNATURE: _____________________________________________________________

PRINTED NAME: __________________________________________________________

NUMBER OF CONQUEST PETROLEUM INCORPORATED SHARES:___________________

Please date this proxy and sign and print your name exactly as it appears on your stock certificate, noting the number of shares you own.  When there is more than one owner, each should sign.  When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such.  If executed by a corporation, the proxy should be signed by a duly authorized officer.

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OR FAX TO CONQUEST PETROLEUM INCORPORATED HEADQUARTERS PRIOR TO THE MEETING AT 281-466-1531.

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531

AFFIDAVIT

The undersigned, being duly sworn, deposes and says:

1.	I am Chairman & Chief Executive Officer of Conquest Petroleum Incorporated, a Texas corporation (the “Company”).
2.
On June 15, 2011, the Company mailed a notice of an annual meeting of the shareholders of the Company, to be held on July 5, 2011, and proxy statement to each Company shareholder of record as of May 31, 2011.

3.	A form of the notice and proxy statement mailed to each such shareholder of the Company regarding the Annual Meeting of the shareholders is attached hereto as Exhibit A.

IN WITNESS WHEREOF, this Affidavit is executed as of the 15th day of June, 2011.

By:	/s/ Robert D. Johnson
Robert D. Johnson
Chairman of the Board
Chief Executive Officer
Conquest Petroleum Incorporated

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531

From the Chairman

Fellow Shareholders:

Over the past year the Company continued to struggle under the heavy burden of past debts, obligations, and litigation. There were insufficient resources to alleviate those problems. Management’s main focus was to raise funding to restore existing wells to production and to start the development drilling program on its existing properties.

During 2010 and early 2011, the Company did manage to restore the Delhi Field to production and began the upgrading of the field’s water injection system and other infrastructure. There is still work to be done; but, the shortage of funding has caused the project to slow. The Marion Field continues to produce; but, in November 2010, a Nitrogen Rejection Unit was installed to allow the sales gas to be sold into the interstate pipeline in accordance to specifications. Current production for Delhi is 20-25 barrels of oil per day. Marion is producing at 500 MCFD. Equivalent production for the entire Company is 104 – 108 BOEPD. We now enjoy excellent oil prices while natural gas prices are languishing.

The Business Plan for the Company remains the same:

➢ Stage One – Acquire and Maintain Producing Properties (Completed)
➢ Stage Two – Place All Wells on the Properties on Production (Completed)
➢ Stage Three – Conduct Development Drilling on All Prospective Acreage
➢ Stage Four – Make and Fund Large Acquisitions for Growth

We are now attempting to raise the funds to complete Stage Three of the Plan to exploit the numerous Proved Developed Non-Producing, Proved Undeveloped, and Probable Projects. The economic climate has made fundraising very difficult; and, despite the efforts of Management, there is no certainty that sufficient funds will be raised to execute the Plan.

The Balance Sheet continues to suffer; but, Management has been able to show improvement. The Company lost $2.34/share in 2008 and $1.13/share in 2009. In 2010, the loss was $.33/share. Management firmly believes that given proper funding, positive performance could be attained.

In the past, you gave Management the authority to enter into any number of possibilities to protect the shareholders and hopefully insure the survival of the Company.  These measures included, but are not limited to: Merger, Sale of Substantially All of the Company’s Assets, etc.  Other possibilities are, by statute, at the discretion of the Board of Directors. None of these options have yet been exercised.

The situation is dire and continued survival is uncertain. The New Management Team inherited many unknown Contingent Liabilities, to include, but not limited to: improper assignment of overriding royalty interests against existing contract covenants, failure to pay payroll taxes to the government, outstanding accounts payable and liens on wells, improper use of suspended royalty funds, etc. Management is working to resolve these issues. A vote FOR Management’s proposals supports your current management team and will increase the likelihood of success.  We encourage all Shareholders to keep abreast of the Company’s activities by watching our web page.  Postings of significant events will appear as they occur.

Management requests your support for the future of the Company by voting FOR all of the Agenda Items proposed in the Proxy Materials.

Sincerely,

Robert D. Johnson, CEO

CONQUEST PETROLEUM INCORPORATED
24900 PITKIN ROAD, SUITE 308 ❖SPRING, TX 77386
PHONE: 281.466.1530 FAX: 281.466.1531